Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


         I consent to the use in this Registration Statement on Form S-8 of Internet VIP, Inc. of my report dated May 01, 2001, appearing n the Prospectus which is part of this Registration Statement.


                                           By:/s/ Mark Cohen
                                              ---------------------
                                              Mark Cohen C.P.A.


Hollywood, Florida
May 29, 2002